[VANGUARD STAR PORTFOLIO LOGO]

ANNUAL REPORT 1995

In this Annual Report, I am delighted to formally introduce you to John J. Brennan, who, on January 31, 1996, will assume my responsibilities as Chief Executive Officer of Vanguard STAR Portfolio and the other Funds in The Vanguard Group. Mr. Brennan will continue to serve as President of the Funds, and I will continue to serve as Chairman of the Board.

         As a shareholder of the Fund since its inception and as Chairman of all the Vanguard Funds, I want to tell you that I am enthusiastic and confident that Jack Brennan is exactly the right person to succeed me as Chief Executive Officer. To use yet another Vanguard nautical metaphor, he will be the new captain. He has the qualities of leadership, integrity, intelligence, and vision that must continue to be Vanguard's hallmark as we move toward, and then into, the 21st century.

         I know that he has these qualities, because Jack Brennan and I have been working closely together since he joined Vanguard in 1982. He is a graduate of Dartmouth College and Harvard Business School. He started as Assistant to the Chairman and, rising likea rocket, became President in 1989. While, at age 41, he may seem young, he is in fact older than I was when I became ChiefExecutive Officer of Vanguard's predecessor organization in 1967, at the age of 38. Most important of all, Jack is completely dedicated to the Vanguard character, and believes in our basic mission: serving solely the shareholder, free of any conflict of interest. He believes in holding our costs of operation to a minimum, and in retaining our position as the lowest-cost provider of financial services in the world. He is a true competitor, who shares Vanguard's dedication to providing highly competitive returns to our investors relative to the returns provided by other mutual funds with comparable objectives. He also believes in reporting our results to shareholders with complete candor. He has the full support of the Board of Directors and our crew, and is committed to staying the course we have set for Vanguard. You need have no doubt that the essential elements that drew you to Vanguard in the first place will remain intact.


                                    [FIGURE 1]


         As for me, I expect to fill a useful, if less demanding, role as Chairman of the Board. I shall keep a watchful eye over the interests of our shareholders, our crew, and our investment policies. I shall also speak out on industry affairs, reminding all who will listen of the primacy of the interests of mutual fund shareholders. I will be readily available to provide Jack Brennan with whatever wisdom I may have acquired during my lifetime of experience in this wonderful industry and in my service as captain of Vanguard since I founded this unique organization more than two decades ago.

         In short, I'll still be around. Thank you for all your confidence in me in the past and, in advance, for your continued confidence in Vanguard under Jack Brennan's leadership.

                                                          /s/ JOHN C. BOGLE


VANGUARD STAR PORTFOLIO SEEKS BOTH CURRENT INCOME AND LONG-TERM GROWTH OF CAPITAL AND INCOME. STAR INVESTS IN A COMBINATION OF VANGUARD EQUITY FUNDS (ABOUT 63% OF NET ASSETS) FOR LONG-TERM GROWTH OF CAPITAL AND INCOME, FIXED-INCOME FUNDS (ABOUT 25%) FOR GENEROUS CURRENT YIELD, AND A MONEY MARKET FUND (ABOUT 12%) FOR PRINCIPAL PROTECTION AND CURRENT INCOME.

                               CHAIRMAN'S LETTER

FELLOW SHAREHOLDER:

During the year ended December 31, 1995, Vanguard STAR Portfolio provided shareholders with a total return of +28.6%, the best year in our history. Both stocks and bonds enjoyed stupendous bull markets, and our traditional balanced strategy placed the Fund in an enviable position to participate in both explosive rallies. Overall, you couldn't ask for a better environment in which to celebrate the Portfolio's 10th anniversary.

         The following table compares STAR's total return (capital change plus reinvested dividends) for the year with those of the benchmarks representing the three asset classes in which we invest: for stocks, the unmanaged Standard & Poor's 500 Composite Stock Price Index; for bonds, the unmanaged Lehman Aggregate Bond Index; and for cash reserves, 90-day U.S. Treasury bills. We held our own relative to a composite of these three market indexes, weighted in accordance with STAR's asset allocation guidelines. We also substantially outpaced a comparably weighted index of mutual funds.


------------------------------------------------------------
                                        TOTAL RETURN
                                 ---------------------------
                                         YEAR ENDED
                                      DECEMBER 31, 1995
------------------------------------------------------------
VANGUARD STAR PORTFOLIO                    +28.6%
------------------------------------------------------------
STANDARD & POOR'S 500 STOCK INDEX          +37.6%
LEHMAN AGGREGATE BOND INDEX                +18.5
90-DAY U.S. TREASURY BILLS                 + 5.8

COMPOSITE MARKET INDEX                     +28.8%
------------------------------------------------------------
COMPOSITE FUND AVERAGE                     +23.9%
------------------------------------------------------------

Note: Composite Market Index is 62.5% Standard & Poor's 500 Index, 25% Lehman Aggregate Bond Index, and 12.5% Salomon 90-Day Treasury bills.

The total return of STAR is based on an increase in our net asset value from $12.61 per share on December 31, 1994, to $15.03 on December 31, 1995, with the latter figure adjusted to take into account the reinvestment of two semi-annual dividends totaling $.59 per share from net investment income and two distributions totaling $.57 per share from net capital gains realized during 1995.

THE FISCAL YEAR IN REVIEW

The great bull markets in stocks and bonds we enjoyed during the past year were continuous and virtually uninterrupted. The dimension of the increase in both markets was close to record breaking, delighting the bulls even as it astonished the bears. In the stock market, when all was said and done, the Standard & Poor's 500 Index had generated a total return of +37.6%--its best year since 1958.

         There were, as always, many opinions as to the source of the surprising strength in the stock market. In my view, it resulted from a combination of: (1) record-breaking corporate profits; (2) a growing speculative fever in the marketplace, especially during the final weeks of the year; and (3) a sharp decline in long-term interest rates. The rise in corporate profits during the year was particularly striking. It's estimated that operating earnings for the companies in the Standard & Poor's 500 Index increased about +15% in 1995, after already rising +16% in 1994. (Since 1926, earnings growth has averaged less than +7% per year.)

         If there is a cautionary signal in this boom in profits, it is that the two-year cumulative earnings growth of +33% has been accompanied by dividend growth of only +11%. This subdued dividend growth in the face of sharply higher stock prices resulted in a decline in the yield on the Index to 2.2%, the lowest level on record. Nonetheless, the Wall Street chorus sings "this time it's different." Dividend yield and earnings growth--the two fundamentals of stock returns--are clearly taking a back seat to the market's high valuation of the long-term fundamentals. This is called "speculation," and it is hardly an inconsequential component of 1995's high returns on stocks. So, as 1996 begins, we face an environment that is surely sobering.
                                                                     (continued)

[FIGURE 2]

         The huge decline in interest rates during the year not only provided a major stimulus to the stock market, but also set bond prices afire. The yield of the Lehman Long-Term Corporate Bond Index declined from 8.9% to 6.9% during 1995, even below its level of 7.1% at the start of 1994. The 1995 decline drove long-term bond prices upward by fully +19% resulting in a total return (including the interest coupon) of +28%--remarkably competitive with the +37.6% return on stocks.

         Short-term rates also declined during 1995, as the Federal Reserve reduced the Federal funds rate (the rate at which banks borrow from one another) on two occasions, once in July and again in December. On balance during the year, the yield on the U.S. Treasury bill eased from 5.6% to 5.0%. This improvement in the actual (and expected) interest rate environment was caused largely by a measurable softening in the growth of the U.S. economy, perhaps with further weakness to come. A sluggish economy, in turn, engendered continued optimism about the benign outlook for inflation. (Indeed, the Consumer Price Index (CPI) was quite well-behaved in 1995, rising by but +2.6%, its smallest increase since 1986.) Investors should carefully ponder the extent to which today's high growth rate of corporate earnings is likely to be sustained in a slowing economy.

THE 1990s SO FAR

During the first five years of the 1990s, as I noted in my letter to you one year ago, stocks provided an average annual return of +8.7%, bonds +7.7%, and cash reserves +4.9%. All of these figures seemed reasonably consistent with long-term fundamental measures. But the remarkable returns of 1995 have substantially raised the returns for stocks and bonds. With six years of the 1990s now history, the average annual returns for stocks and bonds have grown to +13.1% and +9.4%, respectively. Make no mistake about it--such returns are unlikely to characterize the remainder of the decade.

         In any event, the chart to the left shows how fine the environment has been for financial assets during this exciting period. Interestingly, you can see that bonds have held their own with stocks, rather than muting the fluctuations of the stock market, as had been customary in an earlier era. Indeed, as the chart clearly depicts, there has been a tight correlation of stock and bond returns so far during the 1990s. While the returns on cash reserves lagged well behind those of these more aggressive asset classes, they were nonetheless far ahead of historical norms. Under these circumstances, it is hardly surprising that balanced funds have fared so well in recent years.

         That said, given the decreasing tendency of the stock and bond markets to fluctuate independently, it would seem that a new element of relative volatility has been introduced to funds that adhere to a balanced investment strategy. During the past year, and over the five preceding years, investors holding a balanced portfolio of bonds and stocks have been handsomely rewarded, as both of these asset classes climbed steadily higher. Inevitably, this tighter correlation will be reflected on the minus side of the ledger at some point in the future. Nonetheless, we remain confident that STAR's conservative balance among stocks, bonds, and cash reserves will continue to provide an optimal combination of current income, growth of capital, and reasonable risk.

VANGUARD STAR PORTFOLIO IN 1995

As noted at the outset, 1995 was really the best of all worlds for balanced funds, as both stocks and bonds recorded one of their best years ever. Vanguard STAR Portfolio participated fully in the generous rewards of the financial markets during 1995, providing the highest return (+28.6%) in its now ten years of history. This table presents the 1995 results of the nine Vanguard Funds which comprise STAR's portfolio, as well their percentage of net assets at year end:


---------------------------------------------------------------------
                                                        TOTAL RETURN
                                                       --------------
                                            % OF          YEAR ENDED
                                            STAR         DECEMBER 31,
VANGUARD FUND                              ASSETS            1995
--------------------------------------------------------------------

STOCK FUNDS
  WINDSOR II                                35.5%           +38.8%
  WINDSOR FUND                              11.9            +30.1
  U.S. GROWTH PORTFOLIO                      5.5            +38.4
  MORGAN GROWTH FUND                         3.2            +36.0
  PRIMECAP FUND                              3.4            +35.5
  EXPLORER FUND                              3.0            +26.6
------------------------------------------------------------------
BOND FUNDS
  GNMA PORTFOLIO                            12.5%           +17.0%
  LONG-TERM CORPORATE PORTFOLIO             12.6            +26.4
------------------------------------------------------------------
MONEY MARKET FUND
  PRIME PORTFOLIO                           12.4%           + 5.8%
------------------------------------------------------------------
TOTAL                                        100%           +28.6%
------------------------------------------------------------------


The table reflects the partial reallocation of assets in STAR's stock fund component that took place during the year. In fact, we are now in the process of completing this reallocation. Ultimately, Windsor II's weighting will have been reduced from 42% of net assets to about 30%. The assets from Windsor II will be allocated among Windsor Fund, Morgan Growth Fund, Explorer Fund, and PRIMECAP Fund. When this shift is completed sometime during the first half of 1996, the allocation of STAR's equity portfolio will be approximately as follows:

------------------------------------------------------------
                                        STAR EQUITY
                                      FUND ALLOCATION
                               -----------------------------
VANGUARD FUND                       PRESENT    PROJECTED
------------------------------------------------------------
WINDSOR II                           36%         28%
WINDSOR FUND                         12          15
U.S. GROWTH PORTFOLIO                 6           5
MORGAN GROWTH FUND                    3           5
PRIMECAP FUND                         3           5
EXPLORER FUND                         3           5
------------------------------------------------------------
TOTAL EQUITY ALLOCATION              63%         63%
------------------------------------------------------------

The reasons for this reallocation are two-fold: first, to reduce STAR's heavy weighting in Windsor II in order to broaden our equity diversification; second, to temper STAR's bias toward our Vanguard value funds by modestly increasing the Portfolio's exposure to our growth-oriented funds.

STAR OUTPACES OTHER MUTUAL FUNDS

As good as the past year was for STAR on an absolute basis, it was an even better year when measured versus competitive norms. Our +28.6% return trounced the +23.9% return of our composite mutual fund benchmark (weighted in accordance with STAR's allocation guidelines) and virtually matched the +28.8% return of our unmanaged market index composite. This past year marks the fourth consecutive year in which we have exceeded the results of our mutual fund standard.

         The reasons for our wide margin over the mutual fund composite can be easily captured. On

[FIGURE 3]

the one hand, growth stocks (return of +38.1%) and value stocks (+37.0%) were relatively equal participants in the bull market of 1995. As a result, STAR's policy of holding Vanguard Funds that participate in both of these investment "styles"-- albeit with a decided emphasis on value funds--had little impact on our overall performance.

         On the other hand, 1995 saw a clear progression of returns in terms of market capitalization, with large-cap stocks leading the way (+37.6%), followed by mid-cap stocks (+33.5%), followed in turn by small-cap stocks (+28.4%). This juxtaposition clearly favored the STAR Portfolio, given that Windsor II, Windsor, and U.S. Growth--which together comprise the lion's share of STAR's equity assets--hold dominant positions in the large, blue-chip stocks. In contrast, the equity mutual funds that are included in our fund composite (63% of assets) generally maintain larger holdings in the more aggressive small-cap arena. What's more, although both PRIMECAP Fund and Morgan Growth Fund hold a blend of large and small stocks, they nonetheless achieved returns that were far superior to most equity funds. In the end, only our modest position in the small-cap-oriented Explorer Fund represented a significant drag on our relative equity performance.

         In the fixed-income arena during 1995, the steep decline in interest rates drove prices of long-term bonds sharply higher. As would be expected in this environment, our Long-Term Corporate Portfolio was a major beneficiary, providing a return that was not too far short of the return on the average equity fund. Given its shorter effective maturity, the GNMA Portfolio achieved a more modest gain, albeit one that was well into double-digit territory. In each case, the return of the average fixed-income mutual fund lagged behind, due largely to the representation of shorter-term bond funds in this competitive mutual fund category. Finally, while the return of our Prime Portfolio reflected the modest yields available on money market instruments during the year, the Portfolio's return was better than that provided by the average money market fund.

         In all, our favorable margin of 4.7% over our competitors was one of our largest advantages for any year in our history. This table provides an overview of STAR's returns relative to those of the average mutual fund within each asset class as well as the overall fund composite:


------------------------------------------------------------
                                TOTAL RETURN
                   -----------------------------------------
                                 YEAR ENDED
                              DECEMBER 31, 1995
                   -----------------------------------------
                      VANGUARD   COMPARABLE
                        STAR        FUND        STAR
FUND CATEGORY        PORTFOLIO    AVERAGE     ADVANTAGE
------------------------------------------------------------
STOCK                  +36.2%      +31.1%       +5.1%
BOND                   +21.7       +15.4        +6.3
MONEY MARKET           + 5.8       + 5.4        +0.4
------------------------------------------------------------
TOTAL                  +28.6%      +23.9%       +4.7%
------------------------------------------------------------

This package of mutual funds would seem to represent a reasonable benchmark against which to measure STAR's performance. It should go without saying, however, that the achievement of such handsome absolute and relative returns for the Vanguard Portfolios held by STAR should not be considered a representation of future returns. Indeed, a combination of such returns is probably a once-in-a-decade phenomenon.

A LONGER-TERM PERSPECTIVE

The Fund's record over the past ten years relative to its customary comparative standards is illustrated in the chart at the top of the previous page, both in percentage terms and in dollar terms, based on an initial investment of $10,000. The results are summarized in the following table.


------------------------------------------------------------
                                    TOTAL RETURN
                      ---------------------------------------
                                DECEMBER 31, 1985, TO
                                  DECEMBER 31, 1995
                      ---------------------------------------
                                            FINAL VALUE
                               AVERAGE       OF INITIAL
                                ANNUAL       INVESTMENT
                                 RATE        OF $10,000
 ------------------------------------------------------------
VANGUARD STAR PORTFOLIO       +11.9%           $30,840
-------------------------------------------------------------
COMPOSITE FUND AVERAGE        +10.7%           $27,530
COMPOSITE MARKET INDEX        +12.5             32,500
------------------------------------------------------------

The chart reflects both ups and downs in the financial markets, and there is no assurance that the ever-unpredictable markets of the future will provide better returns or worse returns than those presented. However, during the decade, the total return on the composite market index was well above its long-term norm of +8.8%, going all the way back to 1926.

         The solid annual margin we enjoyed over our composite fund average (+1.2 percentage points) is extremely meaningful when achieved over a full decade. Indeed, the final value of an initial $10,000 investment in STAR Portfolio--$30,840--exceeded the comparable figure for the composite fund index by $3,310, equivalent to 33% of the initial investment. This large difference shows the substantial asset accumulation that can result from a combination of skilled portfolio management, compound returns, and exceptionally low costs.

         In this regard, it is worth noting that, while STAR incurs no direct operating expenses, the underlying Vanguard Funds had a weighted average expense ratio (operating expenses as a percentage of average net assets) of 0.38% during the period, about one-third of the 1.18% expense ratio for the composite funds. This comparison would suggest that, all else being equal, we should be able to outperform the fund composite by about 0.80% each year. Our expectation is that this sustainable "natural" advantage will be enhanced over time by the performance of the Vanguard Funds.
                                                                     (continued)

         It should hardly go without saying that the chart and the table also reflect STAR's annual shortfall of -0.6% relative to the composite market index. This index, as you know, represents tough competition for STAR, and especially for its composite group of mutual funds. First, it is a theoretical construct, incurring none of the advisory fees, operating expenses, and portfolio transaction costs that must be borne--to one extent or another--in the real world in which mutual funds operate. (Given STAR's imputed annual expense ratio of 0.38%, this factor alone would account for over one-half of our shortfall.) Second, while the index is a fair standard, it does not provide a precise guideline to the policies followed by STAR and our actively managed competitors. In any event, we will continue to strive to outperform this challenging standard.

IN SUMMARY

To state the obvious, 1995 was an extraordinarily bountiful year for shareholders of STAR Portfolio. We should all take (only) a moment to bask in the light of the generous rewards we earned. We should also recognize, however, that the financial markets are never a "one-way street," and the risks that exist today in both the stock and bond markets may well come home to roost in 1996 and erode our 1995 bounty. Put even more bluntly, STAR Portfolio shareholders enjoyed an enhancement of nearly +29% in value during the year, a remarkable increase for a conservative balanced fund. With this gain now behind us, even significant market declines seem unlikely to take shareholders back to where we were--presumably with satisfaction--just one year ago.

         Under these circumstances, what course of action should STAR's shareholders follow? In my Annual Report one year ago, under very different circumstances, I urged you to "stay the course." Today, you should recognize that, despite the short-term risks of investing, the biggest long-term risks are: (1) failing to invest in stocks and bonds at all; and (2) following an erratic and ever-changing course. For our part, we intend to adhere to the same time-tested and conservative portfolio allocation that we've followed for the past decade. "Stay the course" proved wise counsel a year ago; I reiterate it today.

Sincerely,



/s/ JOHN C. BOGLE
----------------------
John C. Bogle
Chairman of the Board

February 8, 1996

Note: Mutual fund data from Lipper Analytical Services, Inc.

                        THE AVERAGE ANNUAL TOTAL RETURNS

THE AVERAGE ANNUAL TOTAL RETURNS FOR THE PORTFOLIO (PERIODS ENDED DECEMBER 31,
1995) ARE AS FOLLOWS:

                                                                                            10 YEARS
                                                                               ---------------------------------
                                         INCEPTION                               TOTAL      CAPITAL      INCOME
                                           DATE        1 YEAR      5 YEARS      RETURN       RETURN      RETURN
                                         ----------   --------    ---------    --------    ---------    --------
VANGUARD STAR PORTFOLIO                   3/29/85      +28.64%     +14.33%      +11.92%     +6.03%       +5.89%

ALL OF THESE DATA REPRESENT PAST PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The following table illustrates the results of a single-share investment in Vanguard STAR Portfolio since inception through December 31, 1995. During the period illustrated, stock and bond prices fluctuated widely; these results should not be considered a representation of the dividend income or capital gain or loss that may be realized from an investment made in the Portfolio today.


------------------------------------------------------------------------------------------------------------------------
PERIOD                              PER SHARE DATA                                      TOTAL INVESTMENT RETURN*
------------------------------------------------------------------------------------------------------------------------
                                                                                                               Composite
                                                                                                                    Fund
                                                                                       STAR Portfolio          Average**
                                                         Value with Income    ------------------------------------------
Year Ended     Net Asset Capital Gains      Income     Dividends & Capital    Capital      Income     Total        Total
December 31        Value Distributions   Dividends        Gains Reinvested     Return      Return    Return       Return
------------------------------------------------------------------------------------------------------------------------
INITIAL (3/85)    $10.00            --          --                  $10.00         --          --        --         --
------------------------------------------------------------------------------------------------------------------------
1985               11.45            --        $.05                   11.50       +14.5%      +0.5%     +15.0%    +15.1%
------------------------------------------------------------------------------------------------------------------------
1986               11.34          $.71         .86                   13.11       + 5.5       +8.4      +13.9     +12.3
------------------------------------------------------------------------------------------------------------------------
1987                9.98           .75         .85                   13.33       - 5.5       +7.2      + 1.7     + 1.4
------------------------------------------------------------------------------------------------------------------------
1988               11.12           .03         .69                   15.86       +11.7       +7.3      +19.0     +11.9
------------------------------------------------------------------------------------------------------------------------
1989               12.05           .38         .77                   18.84       +11.8       +7.0      +18.8     +18.5
------------------------------------------------------------------------------------------------------------------------
1990               10.73           .16         .73                   18.16       - 9.6       +6.0      - 3.6     - 1.9
------------------------------------------------------------------------------------------------------------------------
1991               12.30           .37         .62                   22.55       +18.1       +6.1      +24.2     +27.5
------------------------------------------------------------------------------------------------------------------------
1992               12.89           .18         .51                   24.92       + 6.3       +4.2      +10.5     + 7.9
------------------------------------------------------------------------------------------------------------------------
1993               13.41           .40         .47                   27.63       + 7.1       +3.8      +10.9     +10.6
------------------------------------------------------------------------------------------------------------------------
1994               12.61           .25         .52                   27.58       - 4.1       +3.9      - 0.2     - 1.4
------------------------------------------------------------------------------------------------------------------------
1995               15.03           .57         .59                   35.47       +23.7       +4.9      +28.6     +23.9
------------------------------------------------------------------------------------------------------------------------
LIFETIME                                                                                              +254.7%   +217.0%
------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                                                                            +12.5%    +11.3%
------------------------------------------------------------------------------------------------------------------------

* Includes reinvestment of income dividends and any capital gains distributions for both the Portfolio and the Composite Fund Average.

** Composite Fund Average shown for comparative purposes comprises the Lipper General Equity Fund Average (62.5%), the Lipper Fixed Income Fund Average (25%), and the Lipper Money Market Fund Average (12.5%).

Note: No adjustment has been made for income taxes payable by shareholders on reinvested income dividends and capital gains distributions.

                            STATEMENT OF NET ASSETS

                                                            FINANCIAL STATEMENTS
                                                               December 31, 1995

                                                                                                            Market
                                                                                                             Value
                                                                                       Shares               (000)+
------------------------------------------------------------------------------------------------------------------
INVESTMENTS (100.1%)
------------------------------------------------------------------------------------------------------------------
 Vanguard/Windsor II  . . . . . . . . . . . . . . . . . . . . . . . . . .         83,010,068           $1,714,988
 Vanguard/Windsor Fund  . . . . . . . . . . . . . . . . . . . . . . . . .         39,560,873              574,820
 Vanguard U.S. Growth Portfolio   . . . . . . . . . . . . . . . . . . . .         12,907,823              262,674
 Vanguard/Morgan Growth Fund  . . . . . . . . . . . . . . . . . . . . . .         11,138,758              156,945
 Vanguard/PRIMECAP Fund   . . . . . . . . . . . . . . . . . . . . . . . .          6,217,568              163,087
 Vanguard Explorer Fund   . . . . . . . . . . . . . . . . . . . . . . . .          2,933,419              146,524
 Vanguard Fixed Income Securities Fund-
   GNMA Portfolio   . . . . . . . . . . . . . . . . . . . . . . . . . . .         58,234,419              607,385
 Long-Term Corporate Portfolio  . . . . . . . . . . . . . . . . . . . . .         64,758,590              613,911
 Vanguard Money Market Reserves-Prime Portfolio . . . . . . . . . . . . .        604,439,588              604,440
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS
   (Cost $4,080,034)  . . . . . . . . . . . . . . . . . . . . . . . . . .                               4,844,774
------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-.1%)
------------------------------------------------------------------------------------------------------------------
 Other Assets   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                  15,953
 Liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                 (18,887)
                                                                                                        ---------
                                                                                                           (2,934)
------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------
 Applicable to 322,220,414 shares of beneficial
   interest (unlimited authorization--no par value)   . . . . . . . . . .                              $4,841,840
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE   . . . . . . . . . . . . . . . . . . . . . . .                                  $15.03
==================================================================================================================

+See Note A to Financial Statements.

------------------------------------------------------------------------------------------------------------------
AT DECEMBER 31, 1995, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------
                                                                                       Amount                  Per
                                                                                        (000)                Share
                                                                                  ----------               -------
 Paid in Capital  . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $4,078,331               $12.66
 Overdistributed Net Investment Income  . . . . . . . . . . . . . . . . .               (367)                  --
 Overdistributed Net Realized Gains   . . . . . . . . . . . . . . . . . .               (864)                  --
 Unrealized Appreciation of Investments--Note C   . . . . . . . . . . . .            764,740                 2.37
------------------------------------------------------------------------------------------------------------------
 NET ASSETS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $4,841,840               $15.03
==================================================================================================================

                            STATEMENT OF OPERATIONS

                                                                                                Year Ended
                                                                                         December 31, 1995
                                                                                                     (000)
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Income Distributions Received  . . . . . . . . . . . . . . . . . . . . . . . . . .          $   177,075
----------------------------------------------------------------------------------------------------------
         Net Investment Income--Note B  . . . . . . . . . . . . . . . . . . . . . . .              177,075
----------------------------------------------------------------------------------------------------------
REALIZED NET GAIN
   Capital Gain Distributions Received  . . . . . . . . . . . . . . . . . . . . . . .              131,140
   Investment Securities Sold   . . . . . . . . . . . . . . . . . . . . . . . . . . .               39,209
----------------------------------------------------------------------------------------------------------
         Realized Net Gain  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              170,349
----------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) OF INVESTMENT SECURITIES  . . . . . . . . . . . . . . . . . . . . .              723,462
----------------------------------------------------------------------------------------------------------
         Net Increase in Net Assets Resulting from Operations   . . . . . . . . . . .           $1,070,886
==========================================================================================================

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                    YEAR ENDED           Year Ended
                                                                             DECEMBER 31, 1995    December 31, 1994
                                                                                         (000)                (000)
-------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income  . . . . . . . . . . . . . . . . . . . . . . . .          $   177,075         $   150,639
   Realized Net Gain  . . . . . . . . . . . . . . . . . . . . . . . . . .              170,349              72,622
   Change in Unrealized Appreciation (Depreciation)   . . . . . . . . . .              723,462            (230,387)
-------------------------------------------------------------------------------------------------------------------
           Net Increase (Decrease) in Net Assets
             Resulting from Operations  . . . . . . . . . . . . . . . . .            1,070,886              (7,126)
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1)
   Net Investment Income  . . . . . . . . . . . . . . . . . . . . . . . .             (177,410)           (148,756)
   Realized Net Gain  . . . . . . . . . . . . . . . . . . . . . . . . . .             (171,592)            (71,831)
-------------------------------------------------------------------------------------------------------------------
           Total Distributions  . . . . . . . . . . . . . . . . . . . . .             (349,002)           (220,587)
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (2)
   Issued    -- Regular   . . . . . . . . . . . . . . . . . . . . . . . .              422,426             609,354
             -- In Lieu of Cash Distributions   . . . . . . . . . . . . .              342,586             216,115
             -- Exchange  . . . . . . . . . . . . . . . . . . . . . . . .              103,795             143,518
   Redeemed  -- Regular   . . . . . . . . . . . . . . . . . . . . . . . .             (271,580)           (277,280)
             -- Exchange  . . . . . . . . . . . . . . . . . . . . . . . .             (243,496)           (325,980)
-------------------------------------------------------------------------------------------------------------------
           Net Increase from Capital Share Transactions   . . . . . . . .              353,731             365,727
-------------------------------------------------------------------------------------------------------------------
           Total Increase   . . . . . . . . . . . . . . . . . . . . . . .            1,075,615             138,014
-------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year  . . . . . . . . . . . . . . . . . . . . . . . . . .            3,766,225           3,628,211
-------------------------------------------------------------------------------------------------------------------
   End of Year (3)  . . . . . . . . . . . . . . . . . . . . . . . . . . .          $ 4,841,840         $ 3,766,225
===================================================================================================================
   (1)   Distributions Per Share
         Net Investment Income  . . . . . . . . . . . . . . . . . . . . .                $.590               $.520
         Realized Net Gain  . . . . . . . . . . . . . . . . . . . . . . .                $.565               $.250
-------------------------------------------------------------------------------------------------------------------
   (2)   Shares Issued and Redeemed
         Issued . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               36,769              56,799
         Issued in Lieu of Cash Distributions . . . . . . . . . . . . . .               23,182              16,956
         Redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (36,506)            (45,491)
-------------------------------------------------------------------------------------------------------------------
                                                                                        23,445              28,264
-------------------------------------------------------------------------------------------------------------------
   (3)   Overdistributed Net Investment Income    . . . . . . . . . . . .          $      (367)        $       (32)
-------------------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

                                                                              Year Ended December 31,
                                                                ---------------------------------------------------
For a Share Outstanding Throughout Each Year                        1995       1994      1993       1992       1991
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR  . . . . . . . . . .           $12.61     $13.41    $12.89     $12.30    $10.73
                                                                  ------     ------    ------     ------    ------
INVESTMENT OPERATIONS
   Income Distributions Received  . . . . . . . . . . .             .590        .53       .47        .51       .62
   Capital Gain Distributions Received  . . . . . . . .             .435        .26       .36        .18       .35
                                                                  ------     ------    ------     ------    ------
   Total Distributions Received   . . . . . . . . . . .            1.025        .79       .83        .69       .97
   Net Realized and Unrealized Gain (Loss)
      on Investments  . . . . . . . . . . . . . . . . .            2.550       (.82)      .56        .59      1.59
                                                                  ------     ------    ------     ------    ------
         TOTAL FROM INVESTMENT OPERATIONS   . . . . . .            3.575       (.03)     1.39       1.28      2.56
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income . . . . . . . .            (.590)      (.52)     (.47)      (.51)     (.62)
   Distributions from Realized Capital Gains  . . . . .            (.565)      (.25)     (.40)      (.18)     (.37)
                                                                  ------     ------    ------     ------    ------
         Total Distributions  . . . . . . . . . . . . .           (1.155)      (.77)     (.87)      (.69)     (.99)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  . . . . . . . . . . . . .           $15.03     $12.61    $13.41     $12.89    $12.30
===================================================================================================================
TOTAL RETURN  . . . . . . . . . . . . . . . . . . . . .          +28.64%     -0.21%   +10.88%    +10.51%   +24.18%
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year (Millions)  . . . . . . . . . .           $4,842     $3,766    $3,628     $2,489    $1,574
Ratio of Expenses to Average
   Net Assets--Note B . . . . . . . . . . . . . . . . .               0%         0%        0%         0%        0%
Ratio of Net Investment Income to
   Average Net Assets . . . . . . . . . . . . . . . . .            4.12%      4.01%     3.67%      4.36%     5.48%
Portfolio Turnover Rate . . . . . . . . . . . . . . . .              13%         9%        3%         3%       11%
-------------------------------------------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATMENTS

Vanguard STAR Portfolio (the "Fund") is a Portfolio of Vanguard STAR Fund, which is comprised of five independent portfolios, each of which is registered under the Investment Company Act of 1940 as an open-end investment company.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of financial statements.

1. VALUATION: Investments are valued at the price of each Vanguard Fund determined as of the close of the New York Stock Exchange (generally 4:00
     PM) on the valuation date.

2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Income and capital gain distributions received and distributions to shareholders are recorded on the ex-dividend date.

B. Under a special service agreement, The Vanguard Group, Inc. furnishes corporate management, administrative, marketing, and distribution services to the Fund. The special service agreement provides that Vanguard will reimburse the Fund's expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the Fund. Accordingly, all expenses incurred by the Fund during the year ended December 31, 1995, were reimbursed by Vanguard. The Fund's officers and trustees are also officers and directors of Vanguard.

C. During the year ended December 31, 1995, the Fund made purchases of $650,167,000 and sales of $474,368,000 of investment securities. At December 31, 1995, unrealized appreciation for financial reporting and Federal income tax purposes aggregated $764,740,000, which was entirely related to appreciated securities.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees
Vanguard STAR Fund
STAR Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard STAR Fund-STAR Portfolio (the "Fund") at December 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103
January 31, 1996

                            SPECIAL TAX INFORMATION

                    SPECIAL 1995 TAX INFORMATION (UNAUDITED)
                     FOR VANGUARD STAR FUND-STAR PORTFOLIO

Corporate shareholders should note that for the year ended December 31, 1995, 31.0% of the Fund's investment income (i.e., dividend income plus short-term capital gains) qualifies for the intercorporate dividends received deduction.

                             TRUSTEES AND OFFICERS

JOHN C. BOGLE, Chairman and Chief Executive Officer
Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President
President and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman of Rhone-Poulenc Rorer Inc.; Director of Sun Company, Inc.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co., Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President of The Brookings Institution; Director of American Express Bank Ltd. and The St. Paul Companies, Inc.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co. and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Treasurer of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Vice President of The Vanguard
Group, Inc.; Controller of each of the investment companies in The Vanguard
Group.


OTHER VANGUARD GROUP OFFICERS


ROBERT A. DISTEFANO                        IAN A. MACKINNON
Senior Vice President                      Senior Vice President
Information Technology                     Fixed Income Group

JEREMY G. DUFFIELD                         F. WILLIAM MCNABB III
Senior Vice President                      Senior Vice President
Planning & Development                     Institutional

JAMES H. GATELY                            RALPH K. PACKARD
Senior Vice President                      Senior Vice President
Individual Investor Group                  Chief Financial Officer

                          THE VANGUARD FAMILY OF FUNDS

                           EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
Vanguard/Windsor Fund
Vanguard/Windsor II
Vanguard Equity Income Fund
Vanguard Quantitative Portfolios
Vanguard/Trustees' Equity Fund
 U.S. Portfolio
Vanguard Convertible
 Securities Fund

BALANCED FUNDS
Vanguard/Wellington Fund
Vanguard/Wellesley Income Fund
Vanguard STAR Portfolio
Vanguard Asset Allocation Fund
Vanguard LIFEStrategy Funds

GROWTH FUNDS
Vanguard/Morgan Growth Fund
Vanguard/PRIMECAP Fund
Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
Vanguard Explorer Fund
Vanguard Specialized Portfolios
Vanguard Horizon Fund
 Global Equity Portfolio
 Global Asset Allocation Portfolio
 Capital Opportunity Portfolio
 Aggressive Growth Portfolio

INTERNATIONAL FUNDS
Vanguard International
 Growth Portfolio
Vanguard/Trustees' Equity Fund
 International Portfolio

                                  INDEX FUNDS

Vanguard Index Trust
 500 Portfolio
 Total Stock Market Portfolio
 Extended Market Portfolio
 Growth Portfolio
 Value Portfolio
 Small Capitalization Stock Portfolio

Vanguard Tax-Managed Fund
Vanguard Balanced Index Fund
Vanguard Bond Index Fund
 Total Bond Market Portfolio
 Short-Term Bond Portfolio
 Intermediate-Term Bond Portfolio
 Long-Term Bond Portfolio

Vanguard International Equity
 Index Fund
 European Portfolio
 Pacific Portfolio
 Emerging Markets Portfolio

                               FIXED INCOME FUNDS

MONEY MARKET FUNDS
Vanguard Money Market Reserves
Vanguard Admiral Fund
 U.S. Treasury Money Market Portfolio

TAX-EXEMPT MONEY MARKET FUNDS
Vanguard Municipal Bond Fund
 Money Market Portfolio
Vanguard State Tax-Free Funds
 Money Market Portfolios
 (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
Vanguard Municipal Bond Fund
Vanguard State Tax-Free Funds
 Insured Longer-Term Portfolios
 (CA, FL, NJ, NY, OH, PA)

INCOME FUNDS
Vanguard Fixed Income
 Securities Fund
Vanguard Admiral Fund
Vanguard Preferred Stock Fund


                             [VANGUARD GROUP LOGO]

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus. All Funds in the Vanguard Family are offered by prospectus only.

                           Vanguard Financial Center
                        Valley Forge, Pennsylvania 19482

                            New Account Information:
                                1 (800) 662-7447

                         Shareholder Account Services:
                                1 (800) 662-2739

                                   Q560-12/95



ON OUR COVER: On the evening of August 1, 1798, Lord Horatio Nelson sailed his flagship, HMS Vanguard, into Egypt's Aboukir Bay. In a night encounter, the British fleet annihilated Napoleon Bonaparte's ships of the line in what is still considered to be the most complete victory ever recorded in naval history. Our Report's cover illustration is Thomas Luny's 1830 painting, The Battle Of The Nile, in which the French flagship, L'Orient, is shown as it exploded at 10:00 p.m. under a gibbous moon.

                            VANGUARD STAR PORTFOLIO
                                 EDGAR APPENDIX

This appendix describes the components of the printed version of this report that do not translate into a format acceptable to the EDGAR system.

The cover of the printed version of this report features Thomas Luny's 1830 painting "The Battle Of The Nile".

A photograph of John C. Brennan and John C. Bogle appears on the inside cover top-center.

A running head featuring a sword, helmet, gloves and battleships in the background appears at the top of pages one through six.

A line chart of the Indexed Value between Standard & Poor's 500 Index and Lehman Aggregate Bond Index and 90-Day U.S. Treasury Bills for the fiscal years 1990 through 1995 appears at the top of page two.

A line chart illustrating cumulative performance between Vanguard Star Portfolio, Standard & Poor's 500 Index, Composite Market Index, Composite Fund Average, average Annual Total Returns for the period December 31, 1985, to December 31, 1995 appears at the top of page four.

A running head featuring an hourglass, compass & telescope and ships in the background appears at the top of page seven.

A running head featuring a cannon and battleships in the background appears at the top of page eight.

A running head featuring open log book, pen and battleships in the background appears at the top of pages nine through fourteen.

A running head featuring an hourglass, compass & telescope and ships in the background appears at the top of page fifteen.

A running head featuring a sextant, a map, and battleships in the background appears at the top of page sixteen.

A running head featuring birds flying and ships in the background appears at the top of the inside of back cover.

VANGUARD
LIFESTRATEGY
FUNDS

ANNUAL REPORT 1995

In this Annual Report, I am delighted to formally introduce you to John J. Brennan, who, on January 31, 1996, will assume my responsibilities as Chief Executive Officer of Vanguard LIFEStrategy Funds and the other Funds in The Vanguard Group. Mr. Brennan will continue to serve as President of the Funds, and I will continue to serve as Chairman of the Board.

         As a shareholder of the Fund since its inception and as Chairman of all the Vanguard Funds, I want to tell you that I am enthusiastic and confident that Jack Brennan is exactly the right person to succeed me as Chief Executive Officer. To use yet another Vanguard nautical metaphor, he will be the new captain. He has the qualities of leadership, integrity, intelligence, and vision that must continue to be Vanguard's hallmark as we move toward, and then into, the 21st century.

         I know that he has these qualities, because Jack Brennan and I have been working closely together since he joined Vanguard in 1982. He is a graduate of Dartmouth College and Harvard Business School. He started as Assistant to the Chairman and, rising like a rocket, became President in 1989. While, at age 41, he may seem young, he is in fact older than I was when I became Chief Executive Officer of Vanguard's predecessor organization in 1967, at the age of 38. Most important of all, Jack is completely dedicated to the Vanguard character, and believes in our basic mission: serving solely the shareholder, free of any conflict of interest. He believes in holding our costs of operation to a minimum, and in retaining our position as the lowest-cost provider of financial services in the world. He is a true competitor, who shares Vanguard's dedication to providing highly competitive returns to our investors relative to the returns provided by other mutual funds with comparable objectives. He also believes in reporting our results to shareholders with complete candor. He has the full support of the Board of Directors and our crew, and is committed to staying the course we have set for Vanguard. You need have no doubt that the essential elements that drew you to Vanguard in the first place will remain intact.

[FIGURE 1]

         As for me, I expect to fill a useful, if less demanding, role as Chairman of the Board. I shall keep a watchful eye over the interests of our shareholders, our crew, and our investment policies. I shall also speak out on industry affairs, reminding all who will listen of the primacy of the interests of mutual fund shareholders. I will be readily available to provide Jack Brennan with whatever wisdom I may have acquired during my lifetime of experience in this wonderful industry and in my service as captain of Vanguard since I founded this unique organization more than two decades ago.

         In short, I'll still be around. Thank you for all your confidence in me in the past and, in advance, for your continued confidence in Vanguard under Jack Brennan's leadership.

                                                 /s/ JOHN C. BOGLE


VANGUARD LIFESTRATEGY FUNDS CONSISTS OF FOUR PORTFOLIOS--INCOME, CONSERVATIVE GROWTH, MODERATE GROWTH, AND GROWTH--WHICH SEEK TO MAXIMIZE TOTAL RETURN SUBJECT TO THEIR RESPECTIVE ASSET ALLOCATION POLICIES. EACH PORTFOLIO WILL INVEST IN A COMBINATION OF VANGUARD STOCK AND BOND MUTUAL FUNDS ALLOCATED TO REFLECT VARYING DEGREES OF POTENTIAL INVESTMENT RISK AND REWARD.

                               CHAIRMAN'S LETTER

FELLOW SHAREHOLDER:

         The year ended December 31, 1995, the first full year of operations for Vanguard LIFEStrategy Funds, was a remarkable period indeed for U.S. stocks and bonds. Buoyed by falling long-term interest rates and strong corporate profits, U.S. stock prices rose dramatically, providing a total return of +37.6%, as measured by the unmanaged Standard & Poor's 500 Composite Stock Price Index. Long-term bonds had one of their best years on record, with the 30-year U.S. Treasury bond posting a return of +30.7%. In this salubrious environment, each of our four Portfolios provided handsome returns to our shareholders.

         The table below presents the results for 1995, listing the total return (capital change plus reinvested dividends) for each of the Portfolios. We also provide the results of a comparative benchmark, constructed from unmanaged indexes weighted to parallel the target asset class weightings of the respective Portfolios as shown on page 3.

-----------------------------------------------------------------
                                                 TOTAL RETURN
                                             --------------------
                                                  YEAR ENDED
                                               DECEMBER 31, 1995
-----------------------------------------------------------------
INCOME PORTFOLIO                                     +23.0%
COMPOSITE INDEX*                                     +19.2
-----------------------------------------------------------------
CONSERVATIVE GROWTH PORTFOLIO                        +24.3%
COMPOSITE INDEX*                                     +21.5
-----------------------------------------------------------------
MODERATE GROWTH PORTFOLIO                            +27.9%
COMPOSITE INDEX*                                     +26.5
-----------------------------------------------------------------
GROWTH PORTFOLIO                                     +29.2%
COMPOSITE INDEX*                                     +28.9
-----------------------------------------------------------------

* Total returns for each composite index are based on applying the Portfolio's target allocations to the results of the following indexes: for U.S. stocks, the Wilshire 5000 Index; for international stocks, the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE) Index; for bonds, the Lehman Aggregate Bond Index; and for cash reserves, the 90-day U.S. Treasury bill.


Detailed per share figures for each Portfolio, including net asset values, income dividends, and any capital gains distributions are presented in the table that follows this letter.

THE YEAR IN REVIEW

The U.S. stock market rose in almost straight-line fashion throughout 1995, ending up some +34% higher than the level at which it began the year. Adding the miserly dividend yield now available on stocks, the Standard & Poor's 500 Index provided a total return of +37.6%. Since 1926, there have been only five years when the U.S. stock market has exceeded this return.

         There were, as always, many opinions as to the source of the surprising strength in the stock market. In my view, it resulted from a combination of: (1) record-breaking corporate profits; (2) a growing speculative fever in the marketplace, especially during the final weeks of the year; and (3) a sharp decline in long-term interest rates. The rise in corporate profits during the year was particularly striking. It's estimated that operating earnings for the companies in the Standard & Poor's 500 Index increased about +15% in 1995, after rising +16% in 1994. (Since 1926, earnings growth has averaged less than +7% per year.) If there is a cautionary signal in this boom in profits, it is that the two-year cumulative earnings growth of +33% has been accompanied by dividend growth of only +11%.

         The result of this subdued dividend growth in the face of sharply higher stock prices was a decline in the yield on the Index to 2.2%, the lowest level on record. Nonetheless, the Wall Street chorus sings "this time it's different." Dividend yield and earnings growth--the two fundamentals of stock returns--are clearly taking a back seat to the market's high valuation of the long-term fundamentals. This is called "speculation," and it is hardly an inconsequential component of 1995's high returns on stocks. So, as 1996 begins, the low yield on stocks is surely a sobering statistic.

         The huge decline in interest rates during the year not only provided a major stimulus to the stock market, but also set bond prices afire. The yield of the Lehman Long-Term Corporate Bond Index declined from 8.9% to 6.9% during 1995, even below its level of 7.1% at the start of 1994. The 1995 decline drove long-term bond prices up by fully +19%, resulting in a total return (including the interest coupon) of +28%--remarkably competitive with the

[FIGURE 2]

return on stocks and representing the third best year for bonds since 1926.

         The decline in long-term interest rates was engendered largely by the diminishing threat of additional increases in short-term interest rates by the Federal Reserve Board. After a series of seven consecutive increases in the Federal funds rate (the rate at which banks borrow from one another), short-term rates then held fairly steady until this key rate was reduced by 1/4% in July 1995, to 5.75%. The Fed did not vary its target rate again until December, when rates were cut by another 1/4% to 5.5%. On balance during the year, the yield on the U.S. Treasury bill declined from 5.6% to 5.0%.

         This improvement in the actual (and expected) interest rate environment was caused largely by a measurable softening in the growth of the U.S. economy, perhaps with further weakness to come. A sluggish economy, in turn, engendered continued optimism about the benign outlook for inflation. (Indeed, the Consumer Price Index (CPI) was quite well-behaved in 1995, rising by but 2.6%, its smallest increase since 1986.) Investors should carefully ponder the extent to which today's high growth rate of corporate earnings is likely to be sustained in a slowing economy.

         In contrast to the ebullience of the U.S. stock market, overseas bourses provided mixed returns, averaging +11.6% for the MSCI EAFE Index when considered in U.S. dollar terms. European markets proved quite strong, as the European component of the Index returned +22.1% (a local market return of +15.7%, plus the currency effect of a weaker dollar, which added +6.4% to local returns).

         The Pacific region, on the other hand, proved disappointing, with the Pacific component of the Index returning but +2.9%--a local market return of +5.9%, minus the impact of a stronger dollar, which reduced the local return by -3.0%. (Currency returns work both ways!) In Japan, the dominant component of the Pacific Index, stock prices declined sharply in the first part of the year, just as the yen was soaring against the dollar, and then roared back in the last half of the year, as the yen reversed course and weakened against the dollar. In all, the Japanese market provided a meager +0.9% return to U.S. investors over the complete year.

THE LIFESTRATEGY PORTFOLIOS

In order to meet the needs of investors with differing goals, time horizons, and risk tolerances, Vanguard LIFEStrategy Funds are set up with differing allocations among the major asset classes. The pie charts on the following page show the target asset allocation of each of our Portfolios.

         The Portfolios target their respective allocations by investing in selected Vanguard Funds. We utilize index funds to provide the stock component. In particular, the Total Stock Market Portfolio--which tracks the Wilshire 5000 Index, the broadest benchmark of the U.S. stock market--is the basis for our U.S. stock holdings. The combination of Vanguard's European and Pacific Portfolios provides participation in the international markets by mirroring the MSCI EAFE Index. International stock funds--not held in the Income Portfolio, but with substantial weightings in the Conservative Growth (5% of net assets), Moderate Growth (10%), and Growth Portfolios (15%)--detracted from our returns during the year. In other years, of course, these

[FIGURE 3]



holdings may enhance returns. For bond holdings, we utilize a combination of Vanguard high-grade bond portfolios, which together provide an intermediate-term average maturity. For reserves, we employ our Short-Term Corporate Bond Portfolio, which contains high-grade corporate bonds of two- to three-year average maturity.

         Included in each LIFEStrategy Portfolio is a commitment of 25%(1) of assets to Vanguard Asset Allocation Fund, which uses a disciplined approach to tactically allocate assets among U.S. stocks, bonds, and cash reserves based on relative return forecasts. Our target portfolios assume a 60% stock/40% bond position in the Asset Allocation Fund, but it may vary considerably, adding an element of short-term tactics to the long-range strategic approach of the LIFEStrategy Funds.

         Vanguard Asset Allocation Fund enjoyed a particularly good year, earning a total return of +35.5%. I should note that the Fund's common stock portion is indexed to the Standard & Poor's 500 Index, and the bond portion includes long-term U.S. Treasury bonds. The Fund's success was based both on the allocations made by our adviser during the year (a strong bias toward equities and a reduced bond allocation) and on the composition of investments in each asset class. The large-capitalization stocks that dominate the Standard & Poor's 500 Index outpaced mid-cap and small-cap stocks during the bull market; the long-term U.S. Treasury bonds provided the highest returns of any bond market segment, in fact, earning a return almost as high as the average general equity mutual fund.

         In all, our position in the Vanguard Asset Allocation Fund was largely responsible for our extra returns relative to our composite index targets, which are shown in the table at the beginning of this letter. As mentioned earlier, the balance of the Asset Allocation Fund may vary considerably over interim periods among the three asset classes described above, and, at year-end 1995, 80% of its assets comprised common stocks, 10% long-term bonds, and 10% cash reserves. This table shows the allocations in place at year end:

------------------------------------------------------------------------
                    LIFESTRATEGY PORTFOLIO INVESTMENT ALLOCATIONS
                                   DECEMBER 31, 1995
------------------------------------------------------------------------
                             CONSERVATIVE     MODERATE
                 INCOME         GROWTH         GROWTH           GROWTH
                PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
------------------------------------------------------------------------
COMMON STOCKS     25.0%          45.0%          65.0%           85.0%
BONDS             52.5           32.5           32.5            12.5
RESERVES          22.5           22.5            2.5             2.5
------------------------------------------------------------------------
TOTAL            100.0%         100.0%         100.0%          100.0%
------------------------------------------------------------------------


-------------------
(1) The percentage in Vanguard Asset Allocation Fund was lowered from 30% to 25% in September 1995.

[FIGURE 4]

  Average Annual Total Returns--Periods Ended December 31, 1995
-----------------------------------------------------------------
                                   1 Year         Since Inception
-----------------------------------------------------------------
INCOME PORTFOLIO                  +22.99%             +18.16%
COMPOSITE FUND AVERAGE*           +16.02              +12.46
COMPOSITE MARKET INDEX**          +19.20              +15.38

 * Composite Fund Average is 60% Lipper Fixed Income, 20% Lipper General Equity, and 20% Lipper Money Market.

** Composite Market Index is 60% Lehman Aggregate Bond Index, 20% Wilshire 5000
   Index, and 20% Salomon 90-Day T-bills.

Note: Past performance is not predictive of future performance.


[FIGURE 5]

  Average Annual Total Returns--Periods Ended December 31, 1995
-----------------------------------------------------------------
                                   1 Year         Since Inception
-----------------------------------------------------------------
CONSERVATIVE GROWTH PORTFOLIO     +24.35%             +19.10%
COMPOSITE FUND AVERAGE*           +17.98              +13.66
COMPOSITE MARKET INDEX**          +21.45              +16.90

 * Composite Fund Average is 40% Lipper Fixed Income, 35% Lipper General Equity, 20% Lipper Money Market, and 5% Lipper International.

** Composite Market Index is 40% Lehman Aggregate Bond Index, 35% Wilshire 5000
   Index, 20% Salomon 90-Day T-bills, and 5% MSCI EAFE Index.

Note: Past performance is not predictive of future performance.


As would be expected in a year when stocks soared, our Portfolios with heavier weightings in stocks earned higher returns. Of course, these higher stock weightings also involve higher levels of short-term risk. So, 1995 played out as the basic tenets of investment theory suggest they should: our more conservative Portfolios earned the lowest returns, while our more aggressive Portfolios earned the highest. What was so surprising was that even our most conservative Portfolio, the Income Portfolio, provided a return exceeding +20%.

         Our Portfolios each benefited from the fact that our index funds tracked their benchmarks closely and our operating expenses for the underlying funds were kept to a minimal level. These traits are dependable features of the LIFEStrategy Funds. Our remarkable outperformance of the composite index benchmark in 1995 was due to two factors: (1) the strong performance of Vanguard Asset Allocation Fund; and (2) for our two more conservative Portfolios, the Income and Conservative Growth Portfolios, the fact that we have made a policy decision to use short-term bonds instead of money market instruments for our 20% reserves position. In 1995, our Short-Term Corporate Portfolio returned +12.7% versus +5.8% for 90-day Treasury bills. While both of these factors worked to our benefit in 1995, they may not always do so.

         Each of the LIFEStrategy Portfolios had an even stronger year when compared to its competitive fund benchmark using hypothetical averages based on the results of the average mutual fund in each asset class. The table on the following page presents the comparison.

[FIGURE 6]

  Average Annual Total Returns--Periods Ended December 31, 1995
-----------------------------------------------------------------
                                   1 Year         Since Inception
-----------------------------------------------------------------
MODERATE GROWTH PORTFOLIO         +27.94%             +21.07%
COMPOSITE FUND AVERAGE*           +22.08              +16.21
COMPOSITE MARKET INDEX**          +26.54              +20.39

 * Composite Fund Average is 50% Lipper General Equity, 40% Lipper Fixed Income, and 10% Lipper International.

** Composite Market Index is 50% Wilshire 5000 Index, 40% Lehman Aggregate Bond
   Index, and 10% MSCI EAFE Index.

Note: Past performance is not predictive of future performance.


[FIGURE 7]

  Average Annual Total Returns--Periods Ended December 31, 1995
-----------------------------------------------------------------
                                   1 Year         Since Inception
-----------------------------------------------------------------
GROWTH PORTFOLIO                  +29.24%             +22.64%
COMPOSITE FUND AVERAGE*           +24.09              +17.40
COMPOSITE MARKET INDEX**          +28.88              +21.92

 * Composite Fund Average is 65% Lipper General Equity, 20% Lipper Fixed Income, and 15% Lipper International.

** Composite Market Index is 65% Wilshire 5000 Index, 20% Lehman Aggregate Bond
   Index, and 15% MSCI EAFE Index.

Note: Past performance is not predictive of future performance.


----------------------------------------------------------------------
                                            TOTAL RETURN
                              ----------------------------------------
                                             YEAR ENDED
                                          DECEMBER 31, 1995
                              ----------------------------------------
                                               MUTUAL
LIFESTRATEGY                                    FUND
PORTFOLIO                     PORTFOLIO      BENCHMARK*     DIFFERENCE
----------------------------------------------------------------------
INCOME                         +23.0%         +16.0%          +7.0%
CONSERVATIVE
  GROWTH                       +24.3          +18.0           +6.3
MODERATE GROWTH                +27.9          +22.1           +5.8
GROWTH                         +29.2          +24.1           +5.1
----------------------------------------------------------------------

* Total returns for the benchmarks are based on the results of a blended composite, which weights the returns of the average comparable mutual fund for each asset class in proportion with the target weighting of the appropriate LIFEStrategy Portfolio.


It should go without saying that the returns reflected in the table are merely history. Future returns of the Portfolios--both on an absolute basis and relative to their benchmark standards--are unpredictable, and may be better or worse than those shown in the table.

OFF TO A FINE START

As our first full calendar year of operations comes to a close, it is fair to say that the Vanguard LIFEStrategy Funds are off to a fine start. From an investment standpoint, we participated in the strongest U.S. stock and bond markets in recent memory, and we provided excess returns over similarly balanced index benchmarks. Our results over those achieved by comparably weighted portfolios of actively managed mutual funds are surely repeatable, but almost surely not in such high magnitudes.

         There are now more than a dozen mutual funds which invest solely in other mutual funds. Each seeks to provide asset allocations to investors with varying risk tolerances, income requirements, and long-run return expectations. They also provide asset class allocation policies generally similar to ours. However, with assets of $792 million at year end, our LIFEStrategy Portfolios have attracted a tremendous amount of attention from investors, suggesting that The Vanguard Group is especially highly regarded for our skills in indexing and our conservative approach to investing.

         Our growth, I think, also suggests that investors are coming to understand the value that can be added for fund portfolios that carry very small expense ratios. The operating expenses of our underlying Portfolios averaged 0.33% of net assets in 1995. The average cost of our asset allocation peers is roughly 1.20%. Thus, other factors equal, we gain a relative performance enhancement of about 0.90% each year. This advantage means that, over time, the LIFEStrategy Portfolios should provide higher returns relative to the risks they incur. Or, put another way, our Portfolios should provide comparable returns while assuming lower risks. Especially in asset allocation portfolios, then, our large expense advantage is hardly a trivial factor.

IN SUMMARY

I would remind our shareholders that 1995 should be looked upon as an extraordinary year for investors. One way to illustrate just how unusual the year was would be to update the chart I used in last year's Annual Report, which conveyed the hypothetical investment results for portfolios with the asset allocation breakdowns targeted by our Portfolios. For each Portfolio, the chart shows the worst annual return, the best annual return, and the average annual return that would have been achieved during the 25-year period. As the chart demonstrates, 1995's results were at the very top of historical patterns.

         To state the obvious, 1995 was an exceptionally bountiful year for the shareholders in Vanguard LIFEStrategy Funds. We should all take (only) a moment to bask in the light of the generous returns of 1995. However, we must also recall that financial markets are never a "one-way street," and


[FIGURE 8]
the risks that exist today in both stock and bond markets may well come home to roost in 1996 and erode our 1995 bounty. Please remember that stock valuation levels are at historically high levels by most standards and that bond yields--under 6% for long-term Treasury bonds at year end--are low by recent standards.

         Of course, the Vanguard LIFEStrategy Funds are designed to be part of a long-term investment program for shareholders who plan to buy and then hold through thick and thin. Although none of our Portfolios can avoid the impact of the inevitable bear market, their level of risk exposure will naturally differ from Portfolio to Portfolio, from our most conservative (Income) Portfolio to our most aggressive (Growth) Portfolio. However, over time, investors who maintain and, if possible, continue to invest in their program should be rewarded with a diversified and extremely low-cost participation in the major financial asset classes.

         In closing, I would note that you should periodically review your investment approach to be comfortable that the allocation of the LIFEStrategy Portfolio you have selected continues to meet your goals and risk tolerance. After that, our best advice is simply to "stay the course."

Sincerely,

/s/ JOHN C. BOGLE
-----------------
John C. Bogle
Chairman of the Board

January 17, 1996

Note: Mutual fund data from Lipper Analytical Services, Inc.

---------------------------------------------------------------------------------------------------------------
                                      Net Asset Value Per Share
                                -------------------------------------   Income      Capital Gains       SEC
LIFEStrategy Portfolio          December 31, 1994   December 31, 1995  Dividends    Distributions      Yield
---------------------------------------------------------------------------------------------------------------
INCOME                                $9.88              $11.54          $.49           $.09            5.73%
CONSERVATIVE GROWTH                    9.89               11.68           .47            .12            4.75
MODERATE GROWTH                        9.86               12.11           .36            .13            3.82
GROWTH                                 9.93               12.36           .31            .15            2.81
---------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS--THE AVERAGE ANNUAL TOTAL RETURNS FOR THE PORTFOLIOS (PERIODS ENDED DECEMBER 31, 1995) ARE AS FOLLOWS:

                                                                    SINCE INCEPTION
                                                              --------------------------
                                   INCEPTION                   TOTAL    CAPITAL   INCOME
   PORTFOLIO                          DATE          1 YEAR    RETURN    RETURN    RETURN
   ----------                      ---------       -------    ------    -------   ------
   INCOME                            9/30/94       +22.99%    +18.16%   +12.82%    +5.34%
   CONSERVATIVE GROWTH               9/30/94       +24.35     +19.10    +13.95     +5.15
   MODERATE GROWTH                   9/30/94       +27.94     +21.07    +16.87     +4.20
   GROWTH                            9/30/94       +29.24     +22.64    +18.83     +3.81

ALL OF THESE DATA REPRESENT PAST PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                            STATEMENT OF NET ASSETS

                                                            FINANCIAL STATEMENTS
                                                               December 31, 1995

                                                                          Market
                                                                           Value
INCOME PORTFOLIO                                           Shares         (000)+
--------------------------------------------------------------------------------
INVESTMENTS (99.7%)
--------------------------------------------------------------------------------
  Vanguard Asset Allocation Fund  . . . . . . . . . .   1,760,717       $ 30,020
  Vanguard Fixed Income Securities Fund-
    Short-Term Corporate Portfolio  . . . . . . . . .   3,585,755         39,121
    Intermediate-Term Corporate Portfolio   . . . . .   1,485,737         15,080
    Long-Term Corporate Portfolio   . . . . . . . . .   1,592,925         15,101
    GNMA Portfolio  . . . . . . . . . . . . . . . . .   1,443,379         15,054
  Vanguard Index Trust-
    Total Stock Market Portfolio  . . . . . . . . . .     399,857          6,014
--------------------------------------------------------------------------------
TOTAL INVESTMENTS
  (Cost $116,111)   . . . . . . . . . . . . . . . . .                    120,390
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (.3%)
--------------------------------------------------------------------------------
  Other Assets  . . . . . . . . . . . . . . . . . . .                      1,545
  Liabilities   . . . . . . . . . . . . . . . . . . .                     (1,196)
                                                                        --------
                                                                             349
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
  Applicable to 10,463,664 shares of beneficial
    interest (unlimited authorization--no par value)                    $120,739
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE   . . . . . . . . . . . . .                     $11.54
================================================================================

+ See Note A to Financial Statements.

--------------------------------------------------------------------------------
AT DECEMBER 31, 1995, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                           AMOUNT            PER
                                                            (000)          SHARE
                                                         --------         ------
  PAID IN CAPITAL   . . . . . . . . . . . . . . . . .    $116,507         $11.13
  UNDISTRIBUTED NET INVESTMENT INCOME   . . . . . . .           4             --
  OVERDISTRIBUTED NET REALIZED GAINS  . . . . . . . .         (51)            --
  UNREALIZED APPRECIATION OF INVESTMENTS--NOTE D  . .       4,279            .41
--------------------------------------------------------------------------------
NET ASSETS  . . . . . . . . . . . . . . . . . . . . .    $120,739         $11.54
--------------------------------------------------------------------------------

                                                                          Market
                                                                           Value
CONSERVATIVE GROWTH PORTFOLIO                              Shares         (000)+
--------------------------------------------------------------------------------
INVESTMENTS (99.7%)
--------------------------------------------------------------------------------
  Vanguard Asset Allocation Fund  . . . . . . . . . .   3,188,547       $ 54,365
  Vanguard Fixed Income Securities Fund-
    Short-Term Corporate Portfolio  . . . . . . . . .   5,519,686         60,220
    Intermediate-Term Corporate Portfolio   . . . . .   1,621,837         16,462
    Long-Term Corporate Portfolio   . . . . . . . . .   1,738,900         16,485
    GNMA Portfolio  . . . . . . . . . . . . . . . . .   1,575,801         16,435
  Vanguard Index Trust-
    Total Stock Market Portfolio  . . . . . . . . . .   2,906,118         43,708
  Vanguard International Equity Index Fund-
    European Portfolio  . . . . . . . . . . . . . . .     392,679          5,505
    Pacific Portfolio   . . . . . . . . . . . . . . .     479,605          5,515
--------------------------------------------------------------------------------
TOTAL INVESTMENTS
  (Cost $201,555)   . . . . . . . . . . . . . . . . .                    218,695
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (.3%)
--------------------------------------------------------------------------------
  Other Assets  . . . . . . . . . . . . . . . . . . .                      2,458
  Liabilities   . . . . . . . . . . . . . . . . . . .                     (1,885)
                                                                        --------
                                                                             573
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
  Applicable to 18,768,163 shares of beneficial
    interest (unlimited authorization--no par value)                    $219,268
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE   . . . . . . . . . . . . .                     $11.68
================================================================================

+ See Note A to Financial Statements.

--------------------------------------------------------------------------------
AT DECEMBER 31, 1995, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                           AMOUNT            PER
                                                            (000)          SHARE
                                                         --------         ------
  PAID IN CAPITAL   . . . . . . . . . . . . . . . . .    $202,311         $10.78
  OVERDISTRIBUTED NET INVESTMENT INCOME   . . . . . .         (57)            --
  OVERDISTRIBUTED NET REALIZED GAINS  . . . . . . . .        (126)          (.01)
  UNREALIZED APPRECIATION OF INVESTMENTS--NOTE D  . .      17,140            .91
--------------------------------------------------------------------------------
NET ASSETS  . . . . . . . . . . . . . . . . . . . . .    $219,268         $11.68
--------------------------------------------------------------------------------

                                                                          Market
                                                                           Value
MODERATE GROWTH PORTFOLIO                                  Shares         (000)+
--------------------------------------------------------------------------------
INVESTMENTS (99.2%)
--------------------------------------------------------------------------------
  Vanguard Asset Allocation Fund  . . . . . . . . . .   3,403,213       $ 58,025
  Vanguard Fixed Income Securities Fund-
    Short-Term Corporate Portfolio  . . . . . . . . .   1,603,849         17,498
    Intermediate-Term Corporate Portfolio   . . . . .   1,727,383         17,533
    Long-Term Corporate Portfolio   . . . . . . . . .   1,851,612         17,553
    GNMA Portfolio  . . . . . . . . . . . . . . . . .   1,678,498         17,507
  Vanguard Index Trust-
    Total Stock Market Portfolio  . . . . . . . . . .   5,408,050         81,337
  Vanguard International Equity Index Fund-
    European Portfolio  . . . . . . . . . . . . . . .     849,890         11,915
    Pacific Portfolio   . . . . . . . . . . . . . . .   1,004,939         11,557
--------------------------------------------------------------------------------
TOTAL INVESTMENTS
  (Cost $212,585)   . . . . . . . . . . . . . . . . .                    232,925
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (.8%)
--------------------------------------------------------------------------------
  Other Assets  . . . . . . . . . . . . . . . . . . .                      2,942
  Liabilities   . . . . . . . . . . . . . . . . . . .                     (1,181)
                                                                        --------
                                                                           1,761
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
  Applicable to 19,371,778 shares of beneficial
    interest (unlimited authorization--no par value)                    $234,686
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE   . . . . . . . . . . . . .                     $12.11
================================================================================

+ See Note A to Financial Statements.

--------------------------------------------------------------------------------
AT DECEMBER 31, 1995, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                           AMOUNT            PER
                                                            (000)          SHARE
                                                         --------         ------
  PAID IN CAPITAL   . . . . . . . . . . . . . . . . .    $214,389         $11.06
  OVERDISTRIBUTED NET INVESTMENT INCOME   . . . . . .         (28)            --
  OVERDISTRIBUTED NET REALIZED GAINS  . . . . . . . .         (15)            --
  UNREALIZED APPRECIATION OF INVESTMENTS--NOTE D  . .      20,340           1.05
--------------------------------------------------------------------------------
NET ASSETS    . . . . . . . . . . . . . . . . . . . .    $234,686         $12.11
--------------------------------------------------------------------------------

                                                                          Market
                                                                           Value
GROWTH PORTFOLIO                                           Shares         (000)+
--------------------------------------------------------------------------------
INVESTMENTS (99.5%)
--------------------------------------------------------------------------------
  Vanguard Asset Allocation Fund  . . . . . . . . . .   3,167,242       $ 54,001
  Vanguard Fixed Income Securities Fund-
    Short-Term Corporate Portfolio  . . . . . . . . .     496,144          5,413
    Intermediate-Term Corporate Portfolio   . . . . .     534,932          5,430
    Long-Term Corporate Portfolio   . . . . . . . . .     573,583          5,437
    GNMA Portfolio  . . . . . . . . . . . . . . . . .     519,146          5,415
  Vanguard Index Trust-
    Total Stock Market Portfolio  . . . . . . . . . .   7,189,090        108,124
  Vanguard International Equity Index Fund-
    European Portfolio  . . . . . . . . . . . . . . .   1,176,786         16,498
    Pacific Portfolio   . . . . . . . . . . . . . . .   1,387,443         15,956
--------------------------------------------------------------------------------
TOTAL INVESTMENTS
  (Cost $194,170)   . . . . . . . . . . . . . . . . .                    216,274
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (.5%)
--------------------------------------------------------------------------------
  Other Assets  . . . . . . . . . . . . . . . . . . .                      2,258
  Liabilities   . . . . . . . . . . . . . . . . . . .                     (1,111)
                                                                        --------
                                                                           1,147
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
  Applicable to 17,588,772 shares of beneficial
    interest (unlimited authorization--no par value)                    $217,421
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE   . . . . . . . . . . . . .                     $12.36
================================================================================

+ See Note A to Financial Statements.

--------------------------------------------------------------------------------
AT DECEMBER 31, 1995, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                           AMOUNT            PER
                                                            (000)          SHARE
                                                         --------         ------
  PAID IN CAPITAL   . . . . . . . . . . . . . . . . .    $195,512         $11.11
  OVERDISTRIBUTED NET INVESTMENT INCOME   . . . . . .         (54)            --
  OVERDISTRIBUTED NET REALIZED GAINS  . . . . . . . .        (141)          (.01)
  UNREALIZED APPRECIATION OF INVESTMENTS--NOTE D  . .      22,104           1.26
--------------------------------------------------------------------------------
NET ASSETS    . . . . . . . . . . . . . . . . . . . .    $217,421         $12.36
--------------------------------------------------------------------------------

                            STATEMENT OF OPERATIONS

                                                                    CONSERVATIVE
                                                       INCOME             GROWTH
                                                    PORTFOLIO          PORTFOLIO
--------------------------------------------------------------------------------
                                                   Year Ended         Year Ended
                                            December 31, 1995  December 31, 1995
                                                        (000)              (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
   Income Distributions Received    . . . . .          $2,367            $ 6,545
--------------------------------------------------------------------------------
            Net Investment Income--Note B . .           2,367              6,545
--------------------------------------------------------------------------------
REALIZED NET GAIN
   Capital Gain Distributions Received  . . .             695              2,063
   Investment Securities Sold   . . . . . . .               1                 --
--------------------------------------------------------------------------------
            Realized Net Gain   . . . . . . .             696              2,063
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) OF INVESTMENT SECURITIES  .           4,345             17,567
--------------------------------------------------------------------------------
            Net Increase in Net Assets
               Resulting from Operations  . .          $7,408            $26,175
================================================================================

                                                     MODERATE
                                                       GROWTH             GROWTH
                                                    PORTFOLIO          PORTFOLIO
--------------------------------------------------------------------------------
                                                   Year Ended         Year Ended
                                            December 31, 1995  December 31, 1995
                                                        (000)              (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
   Income Distributions Received    . . . . .         $ 5,483            $ 4,455
--------------------------------------------------------------------------------
         Net Investment Income--Note B  . . .           5,483              4,455
--------------------------------------------------------------------------------
REALIZED NET GAIN
   Capital Gain Distributions Received  . . .           2,399              2,405
   Investment Securities Sold   . . . . . . .               2                  5
--------------------------------------------------------------------------------
         Realized Net Gain  . . . . . . . . .           2,401              2,410
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) OF INVESTMENT SECURITIES  .          20,764             22,691
--------------------------------------------------------------------------------
         Net Increase in Net Assets
            Resulting from Operations   . . .         $28,648            $29,556
================================================================================

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                  CONSERVATIVE
                                                                               INCOME                                   GROWTH
                                                                            PORTFOLIO                                PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
                                                       YEAR ENDED    September 30+ to           YEAR ENDED    September 30+ to
                                                     December 31,        December 31,         DECEMBER 31,        December 31,
                                                             1995                1994                 1995                1994
                                                            (000)               (000)                (000)               (000)
------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income  . . . . . . . . . . . .        $  2,367             $   153             $  6,545             $   552
   Realized Net Gain  . . . . . . . . . . . . . .             696                   1                2,063                  27
   Change in Unrealized
      Appreciation (Depreciation)   . . . . . . .           4,345                 (66)              17,567                (427)
------------------------------------------------------------------------------------------------------------------------------
         Net Increase (Decrease) in Net Assets
            Resulting from Operations   . . . . .           7,408                  88               26,175                 152
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1)
   Net Investment Income  . . . . . . . . . . . .          (2,360)               (156)              (6,597)               (557)
   Realized Net Gain  . . . . . . . . . . . . . .            (748)                 --               (2,176)                (40)
------------------------------------------------------------------------------------------------------------------------------
         Total Distributions  . . . . . . . . . .          (3,108)               (156)              (8,773)               (597)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (2)
   Issued   --Regular   . . . . . . . . . . . . .          56,834               3,442              102,375               7,959
            --In Lieu of Cash Distributions   . .           2,568                 108                8,031                 532
            --Exchange  . . . . . . . . . . . . .          54,983               8,416               70,129              34,397
   Redeemed --Regular   . . . . . . . . . . . . .          (2,113)                (48)              (4,871)               (190)
            --Exchange  . . . . . . . . . . . . .          (7,327)               (356)             (15,071)               (980)
------------------------------------------------------------------------------------------------------------------------------
         Net Increase from Capital
            Share Transactions  . . . . . . . . .         104,945              11,562              160,593              41,718
------------------------------------------------------------------------------------------------------------------------------
         Total Increase   . . . . . . . . . . . .         109,245              11,494              177,995              41,273
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period  . . . . . . . . . . . . .          11,494                  --               41,273                  --
------------------------------------------------------------------------------------------------------------------------------
   End of Period (3)  . . . . . . . . . . . . . .        $120,739             $11,494             $219,268             $41,273
==============================================================================================================================
   (1)   Distributions Per Share
         Net Investment Income  . . . . . . . . .            $.49               $ .14                 $.47               $ .14
         Realized Net Gain  . . . . . . . . . . .            $.09                  --                 $.12               $ .01
------------------------------------------------------------------------------------------------------------------------------
   (2)   Shares Issued and Redeemed
         Issued   . . . . . . . . . . . . . . . .           9,932               1,193               15,673               4,237
         Issued in Lieu of Cash Distributions . .             226                  11                  701                  54
         Redeemed   . . . . . . . . . . . . . . .            (857)                (41)              (1,779)               (118)
------------------------------------------------------------------------------------------------------------------------------
                                                            9,301               1,163               14,595               4,173
------------------------------------------------------------------------------------------------------------------------------
   (3)   Undistributed (Overdistributed)
            Net Investment Income   . . . . . . .        $      4             $    (3)            $    (57)            $    (5)
------------------------------------------------------------------------------------------------------------------------------

+ Commencement of Operations.

                                                                             MODERATE
                                                                               GROWTH                                   GROWTH
                                                                            PORTFOLIO                                PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
                                                       YEAR ENDED    September 30+ to           YEAR ENDED    September 30+ to
                                                     DECEMBER 31,        December 31,         DECEMBER 31,        December 31,
                                                             1995                1994                 1995                1994
                                                            (000)               (000)                (000)               (000)
------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income  . . . . . . . . . . . .        $  5,483             $   439             $  4,455             $   469
   Realized Net Gain  . . . . . . . . . . . . . .           2,401                  45                2,410                  62
   Change in Unrealized
      Appreciation (Depreciation)   . . . . . . .          20,764                (424)              22,691                (587)
------------------------------------------------------------------------------------------------------------------------------
         Net Increase (Decrease) in Net Assets
            Resulting from Operations   . . . . .          28,648                  60               29,556                 (56)
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1)
   Net Investment Income  . . . . . . . . . . . .          (5,489)               (461)              (4,485)               (493)
   Realized Net Gain  . . . . . . . . . . . . . .          (2,428)                (33)              (2,543)                (70)
------------------------------------------------------------------------------------------------------------------------------
         Total Distributions  . . . . . . . . . .          (7,917)               (494)              (7,028)               (563)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (2)
   Issued   --Regular   . . . . . . . . . . . . .         113,757               8,619              101,608              10,707
            --In Lieu of Cash Distributions   . .           7,545                 472                6,906                 551
            --Exchange  . . . . . . . . . . . . .          79,114              27,317               64,814              28,250
   Redeemed --Regular   . . . . . . . . . . . . .          (6,215)                (78)              (3,872)               (123)
            --Exchange  . . . . . . . . . . . . .         (15,050)             (1,092)             (12,320)             (1,009)
------------------------------------------------------------------------------------------------------------------------------
         Net Increase from Capital
            Share Transactions  . . . . . . . . .         179,151              35,238              157,136              38,376
------------------------------------------------------------------------------------------------------------------------------
         Total Increase   . . . . . . . . . . . .         199,882              34,804              179,664              37,757
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period  . . . . . . . . . . . . .          34,804                  --               37,757                  --
------------------------------------------------------------------------------------------------------------------------------
   End of Period (3)  . . . . . . . . . . . . . .        $234,686             $34,804             $217,421             $37,757
==============================================================================================================================
   (1)   Distributions Per Share
         Net Investment Income  . . . . . . . . .            $.36                $.14                 $.31               $ .14
         Realized Net Gain  . . . . . . . . . . .            $.13                $.01                 $.15               $ .02
------------------------------------------------------------------------------------------------------------------------------
   (2)   Shares Issued and Redeemed
         Issued   . . . . . . . . . . . . . . . .          17,069               3,600               14,626               3,860
         Issued in Lieu of Cash Distributions   .             631                  48                  567                  55
         Redeemed   . . . . . . . . . . . . . . .          (1,859)               (118)              (1,406)               (114)
------------------------------------------------------------------------------------------------------------------------------
                                                           15,841               3,530               13,787               3,801
------------------------------------------------------------------------------------------------------------------------------
   (3)   Undistributed (Overdistributed)
            Net Investment Income . . . . . . . .        $    (28)            $   (22)            $    (54)            $   (24)
------------------------------------------------------------------------------------------------------------------------------

+ Commencement of Operations.

                              FINANCIAL HIGHLIGHTS

                                                                                                                  CONSERVATIVE
                                                                               INCOME                                   GROWTH
                                                                            PORTFOLIO                                PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
                                                       YEAR ENDED    September 30+ to           YEAR ENDED    September 30+ to
                                                     DECEMBER 31,        December 31,         DECEMBER 31,        December 31,
For a Share Outstanding Throughout Each Period               1995                1994                 1995                1994
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  . . . . . .          $ 9.88              $10.00               $ 9.89              $10.03
                                                           ------              ------               ------              ------
INVESTMENT OPERATIONS
   Income Distributions Received    . . . . . . .             .49                 .14                  .47                 .14
   Capital Gain Distributions Received  . . . . .             .09                  --                  .11                 .01
                                                           ------              ------               ------              ------
   Total Distributions Received   . . . . . . . .             .58                 .14                  .58                 .15
   Net Realized and Unrealized Gain (Loss)
      on Investments  . . . . . . . . . . . . . .            1.66                (.12)                1.80                (.14)
                                                           ------              ------               ------              ------
         TOTAL FROM INVESTMENT
             OPERATIONS   . . . . . . . . . . . .            2.24                 .02                 2.38                 .01
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income   . . . .            (.49)               (.14)                (.47)               (.14)
   Distributions from Realized Capital Gains  . .            (.09)                 --                 (.12)               (.01)
                                                           ------              ------               ------              ------
         TOTAL DISTRIBUTIONS    . . . . . . . . .            (.58)               (.14)                (.59)               (.15)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD  . . . . . . . . .          $11.54              $ 9.88               $11.68              $ 9.89
==============================================================================================================================
TOTAL RETURN      . . . . . . . . . . . . . . . .         +22.99%              +0.20%              +24.35%              +0.10%
------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Period (Millions)  . . . . . .            $121                 $11                 $219                 $41
Ratio of Expenses to Average
   Net Assets--Note B   . . . . . . . . . . . . .              0%                  0%                   0%                  0%
Ratio of Net Investment Income to
   Average Net Assets   . . . . . . . . . . . . .           5.76%              7.31%*                5.14%              7.07%*
Portfolio Turnover Rate . . . . . . . . . . . . .              4%                  1%                   1%                  0%
------------------------------------------------------------------------------------------------------------------------------

* Annualized.

+ Commencement of Operations.

                                                                             MODERATE
                                                                               GROWTH                                   GROWTH
                                                                            PORTFOLIO                                PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
                                                       YEAR ENDED    September 30+ to           YEAR ENDED    September 30+ to
                                                     DECEMBER 31,        December 31,         DECEMBER 31,        December 31,
For a Share Outstanding Throughout Each Period               1995                1994                 1995                1994
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  . . . . . .          $ 9.86              $10.08               $ 9.93              $10.10
                                                           ------              ------               ------              ------
INVESTMENT OPERATIONS
   Income Distributions Received    . . . . . . .             .36                 .14                  .32                 .13
   Capital Gain Distributions Received  . . . . .             .13                 .01                  .14                 .02
                                                           ------              ------               ------              ------
   Total Distributions Received   . . . . . . . .             .49                 .15                  .46                 .15
   Net Realized and Unrealized Gain (Loss)
      on Investments  . . . . . . . . . . . . . .            2.25                (.22)                2.43                (.16)
                                                           ------              ------               ------              ------
         TOTAL FROM INVESTMENT
             OPERATIONS   . . . . . . . . . . . .            2.74                (.07)                2.89                (.01)
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income   . . . .            (.36)               (.14)                (.31)               (.14)
   Distributions from Realized Capital Gains  . .            (.13)               (.01)                (.15)               (.02)
                                                           ------              ------               ------              ------
         TOTAL DISTRIBUTIONS    . . . . . . . . .            (.49)               (.15)                (.46)               (.16)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD  . . . . . . . . .          $12.11              $ 9.86               $12.36              $ 9.93
==============================================================================================================================
TOTAL RETURN      . . . . . . . . . . . . . . . .         +27.94%              -0.70%              +29.24%              -0.10%
------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Period (Millions)  . . . . . .            $235                 $35                 $217                 $38
Ratio of Expenses to Average
   Net Assets--Note B   . . . . . . . . . . . . .              0%                  0%                   0%                  0%
Ratio of Net Investment Income to
   Average Net Assets   . . . . . . . . . . . . .           4.42%              7.10%*                3.67%              7.06%*
Portfolio Turnover Rate . . . . . . . . . . . . .              1%                  0%                   1%                  1%
------------------------------------------------------------------------------------------------------------------------------

* Annualized.

+ Commencement of Operations.

                         NOTES TO FINANCIAL STATEMENTS

Vanguard LIFEStrategy Funds (the "Fund") consists of the Income, Conservative Growth, Moderate Growth, and Growth Portfolios of Vanguard STAR Fund. Each Portfolio of Vanguard STAR Fund is registered under the Investment Company Act of 1940 as an open-end investment company.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of financial statements.

1. VALUATION: Investments are valued at the price of each Vanguard Fund determined as of the close of the New York Stock Exchange (generally 4:00
   PM) on the valuation date.

2. FEDERAL INCOME TAXES: Each Portfolio of the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Income and capital gain distributions received and distributions to shareholders are recorded on the ex-dividend date.

B. Under a special service agreement, The Vanguard Group, Inc. furnishes corporate management, administrative, marketing, and distribution services to the Fund. The special service agreement provides that Vanguard will reimburse the Fund's expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the Fund. Accordingly, all expenses incurred by the Fund during the year ended December 31, 1995, were reimbursed by Vanguard. The Fund's officers and trustees are also officers and directors of Vanguard.

C. During the year ended December 31, 1995, purchases and sales of investment securities were:

--------------------------------------------------------------------------------
                                                             (000)
                                             -----------------------------------
Portfolio                                     Purchases                    Sales
--------------------------------------------------------------------------------
INCOME                                         $106,447                   $1,780
CONSERVATIVE GROWTH                             161,483                    1,000
MODERATE GROWTH                                 179,774                    1,339
GROWTH                                          157,946                    1,000
--------------------------------------------------------------------------------

D. At December 31, 1995, unrealized appreciation of investment securities for financial reporting and Federal income tax purposes was:


--------------------------------------------------------------------------------
                                                         (000)
                                     -------------------------------------------
                                      Appreciated   Depreciated   Net Unrealized
Portfolio                             Securities     Securities    Appreciation
--------------------------------------------------------------------------------
INCOME                                $ 4,279             --         $ 4,279
CONSERVATIVE GROWTH                    17,140             --          17,140
MODERATE GROWTH                        20,340             --          20,340
GROWTH                                 22,104             --          22,104
--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees
Vanguard STAR Fund
Income Portfolio
Conservative Growth Portfolio
Moderate Growth Portfolio
Growth Portfolio

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Income, Conservative Growth, Moderate Growth, and Growth Portfolios of Vanguard STAR Fund (the "Fund") at December 31, 1995, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103
January 31, 1996

                    SPECIAL 1995 TAX INFORMATION (UNAUDITED)
                             FOR VANGUARD STAR FUND

Corporate shareholders should note that for the year ended December 31, 1995, the percentage of investment income (i.e., dividend income plus short-term capital gains, where applicable) which qualifies for the intercorporate dividends received deduction is as follows:

               Income Portfolio  . . . . . . . . . . .      8.7%
               Conservative Growth Portfolio . . . . .     14.5%
               Moderate Growth Portfolio . . . . . . .     24.7%
               Growth Portfolio  . . . . . . . . . . .     35.2%

                             TRUSTEES AND OFFICERS

JOHN C. BOGLE, Chairman and Chief Executive Officer
Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The
Vanguard Group.

JOHN J. BRENNAN, President
President and Director of The Vanguard Group, Inc., and of each of the investment companies in The
Vanguard Group.

ROBERT E. CAWTHORN, Chairman of Rhone-Poulenc
Rorer Inc.; Director of Sun Company, Inc.

BARBARA BARNES HAUPTFUHRER, Director of The Great
Atlantic and Pacific Tea Co., Alco Standard Corp.,
Raytheon Co., Knight-Ridder, Inc., and Massachusetts
Mutual Life Insurance Co.

BRUCE K. MacLAURY, President of The Brookings
Institution; Director of American Express Bank Ltd. and
The St. Paul Companies, Inc.

BURTON G. MALKIEL, Chemical Bank Chairman's
Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp.,
Baker Fentress & Co., The Jeffrey Co., and Southern
New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and
Chief Executive Officer of NACCO Industries, Inc.;
Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature Conservancy; formerly, Director and
Senior Partner of McKinsey & Co. and President of New
York University; Director of Pacific Gas and Electric Co.
and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco
Brands, Inc.; retired Vice Chairman and Director of RJR
Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive
Officer of Rohm & Haas Co.; Director of Cummins
Engine Co.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice
President and Secretary of The Vanguard Group, Inc.;
Secretary of each of the investment companies in The
Vanguard Group.

RICHARD F. HYLAND, Treasurer; Treasurer of The
Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Vice President of The
Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD GROUP OFFICERS

ROBERT A. DiSTEFANO             IAN A. MacKINNON
Senior Vice President           Senior Vice President
Information Technology          Fixed Income Group

JEREMY G. DUFFIELD              F. WILLIAM McNABB III
Senior Vice President           Senior Vice President
Planning & Development          Institutional

JAMES H. GATELY                 RALPH K. PACKARD
Senior Vice President           Senior Vice President
Individual Investor Group       Chief Financial Officer

                          THE VANGUARD FAMILY OF FUNDS


                           EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
Vanguard/Windsor Fund
Vanguard/Windsor II
Vanguard Equity Income Fund
Vanguard Quantitative Portfolios
Vanguard/Trustees' Equity Fund
 U.S. Portfolio
Vanguard Convertible
 Securities Fund

BALANCED FUNDS
Vanguard/Wellington Fund
Vanguard/Wellesley Income Fund
Vanguard STAR Portfolio
Vanguard Asset Allocation Fund
Vanguard LIFEStrategy Funds

GROWTH FUNDS
Vanguard/Morgan Growth Fund
Vanguard/PRIMECAP Fund
Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
Vanguard Explorer Fund
Vanguard Specialized Portfolios
Vanguard Horizon Fund
 Global Equity Portfolio
 Global Asset Allocation Portfolio
 Capital Opportunity Portfolio
 Aggressive Growth Portfolio

INTERNATIONAL FUNDS
Vanguard International
 Growth Portfolio
Vanguard/Trustees' Equity Fund
 International Portfolio


                                  INDEX FUNDS
Vanguard Index Trust
 500 Portfolio
 Total Stock Market Portfolio
 Extended Market Portfolio
 Growth Portfolio
 Value Portfolio
 Small Capitalization Stock Portfolio

Vanguard Tax-Managed Fund
Vanguard Balanced Index Fund
Vanguard Bond Index Fund
 Total Bond Market Portfolio
 Short-Term Bond Portfolio
 Intermediate-Term Bond Portfolio
 Long-Term Bond Portfolio

Vanguard International Equity
 Index Fund
 European Portfolio
 Pacific Portfolio
 Emerging Markets Portfolio


                               FIXED INCOME FUNDS

MONEY MARKET FUNDS
Vanguard Money Market Reserves
Vanguard Admiral Fund
 U.S. Treasury Money Market Portfolio

TAX-EXEMPT MONEY MARKET FUNDS
Vanguard Municipal Bond Fund
 Money Market Portfolio
Vanguard State Tax-Free Funds
 Money Market Portfolios
 (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
Vanguard Municipal Bond Fund
Vanguard State Tax-Free Funds
 Insured Longer-Term Portfolios
 (CA, FL, NJ, NY, OH, PA)

INCOME FUNDS
Vanguard Fixed Income
 Securities Fund
Vanguard Admiral Fund
Vanguard Preferred Stock Fund


This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus. All Funds in the Vanguard Family are offered by prospectus only.


                           [THE VANGUARD GROUP LOGO]

                           Vanguard Financial Center
                        Valley Forge, Pennsylvania 19482

                            New Account Information:
                                1 (800) 662-7447

                         Shareholder Account Services:
                                1 (800) 662-2739

                                   Q880-12/95


ON OUR COVER: On the evening of August 1, 1798, Lord Horatio Nelson sailed his flagship, HMS Vanguard, into Egypt's Aboukir Bay. In a night encounter, the British fleet annihilated Napoleon Bonaparte's ships of the line in what is still considered to be the most complete victory ever recorded in naval history. Our Report's cover illustration is Thomas Luny's 1830 painting, The Battle Of The Nile, in which the French flagship, L'Orient, is shown as it exploded at 10:00 p.m. under a gibbous moon.

                          VANGUARD LIFESTRATEGY FUNDS
                                 EDGAR APPENDIX

This appendix describes the components of the printed version of this report that do not translate into a format acceptable to the EDGAR system.

The cover of the printed version of this report features Thomas Luny's 1830 painting "The Battle Of The Nile".

A photograph of John C. Brennan and John C. Bogle appears on the inside cover top-center.

A running head featuring a sword, helmet, gloves and battleships in the background appears at the top of pages one through seven.

A line chart of the Indexed Value between Standard & Poor's 500 Index, Lehman Aggregate Bond Index, and 90-Day Treasury Bills for the fiscal years 1990 through 1995 appears at the top of page two.

Pie charts illustrating LIFEStrategy Funds Target Portfolios (Income, Conservative Growth, Moderate Growth & Growth Portfolios) appears at the top of page three.

A line chart illustrating cumulative performance between the LIFEStrategy-Income Portfolio, Composite Market Index and Composite Fund Average, average Annual Total Returns for the period September 30, 1994, to December 31, 1995 appears at the top of page four.

A line chart illustrating cumulative performance between LIFEStrategy-Conservative Growth Portfolio, Composite Market Index, and Composite Fund Average, average Annual Total Returns for the period September 30, 1994, to December 31, 1995 appears at the top of page four.

A line chart illustrating cumulative performance between LIFEStrategy-Moderate Growth Portfolio, Composite Market Index, and Composite Fund Average, average Annual Total Returns for the period September 30, 1994, to December 31, 1995 appears at the top of page five.

A line chart illustrating cumulative performance between LIFEStrategy-Growth Portfolio, Composite Market Index, and Composite Fund Average, average Annual Total Returns for the period September 30, 1994, to December 31, 1995 appears at the top of page five.

A bar chart illustrating a hypothetical LIFEStrategy Portfolios, average Annual Total Returns for the twenty five years ended December 31, 1995 appears at the bottom of page six.

A running head featuring open log book, pen and battleships in the background appears at the top of pages eight through nineteen.

A running head featuring a sextant, a map, and battleships in the background appears at the top of page twenty.

A running head featuring birds flying and ships in the background appears at the top of the inside back cover.